FORM 8-K
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                             CURRENT REPORT
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                 PURSUANT TO SECTION 13 or 15(d) OF THE
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                    SECURITIES EXCHANGE ACT OF 1934
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  Date of Report (Date of earliest event reported):  February 2, 2006

                                VoIP, Inc.
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           (Exact Name of Registrant as Specified in Charter)

          Texas                     000-28985            75-2785941
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(State of Incorporation)          (Commission          (IRS Employer
                                   File No.)        Identification No.)

     12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
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      (Address of principal executive offices, including zip code)


                              (954) 434-2000
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         (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

     [   ]     Written communications pursuant to Rule 425 under the
               Securities Act (17 CFR 230.425)

     [   ]     Soliciting material pursuant to Rule 14a-12 under the
               Exchange Act (17 CFR 240.14a-12(b))

     [   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
               under the Exchange Act (17 CFR 240.14d-2(b))

     [   ]     Pre-commencement communications pursuant to Rule 13e-4(c)
               under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 Entry into a Material Definitive Agreement
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     See Item 3.02.

ITEM 3.02 Unregistered Sale of Equity Securities
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     On February 2, 2006, Registrant issued and sold $2,987,072 principal amount of convertible notes to eight accredited investors, for a net purchase price of $ (after a 12.121% original issue discount) in a private placement pursuant to Rule 506 of SEC Regulation D. Total net proceeds of approximately $2,450,000 were paid to Registrant at closing. The investors also received five-year warrants to purchase a total of 1,133,186 shares for a price of $1.45889 per share, and one-year warrants to purchase 1,133,186 shares for a price of $1.5915 per share.

     The convertible notes are secured by a subordinated lien in the assets of Registrant, and all bear interest at 8%, are payable over two years beginning 90 days after closing in cash or at the option of the Registrant in registered common stock at the lesser of $1.40 per share or 85% of the weighted average price of the stock on the OTCBB. The holders may at their election convert all or part of the notes into shares of common stock at the conversion rate of $1.318 per share.

     The Registrant has agreed to file a registration statement covering the resale of all shares of common stock that may be issuable upon payment of notes, conversion of notes and exercise of warrants. Copies of all transaction documents are filed as exhibits.

     The transaction was a follow-on investment with substantially the same group of investors and on the same terms as the round of financing closed on January 6, 2006. The forms of documents used are the same as those set forth in the Registrant's Form 8-K filed January 12, 2006.

ITEM 9.01 Financial Statements and Exhibits
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     10.1 -    Subscription Agreement for Secured Notes
     10.2 -    Subscription Agreement for Unsecured Notes (1)
     10.3 -    Form of Class A Warrant (1)
     10.4 -    Form of Class B Warrant (1)
     10.5 -    Form of Secured Convertible Note (1)
     10.6 -    Form of Unsecured Convertible Note (1)
     10.7 -    Security Agreement (1)
     10.8 -    Security and Pledge Agreement (1)
     10.9 -    Guaranty Agreement (1)

_______________
(1) - Incorporated by reference to the same documents attached as Exhibits to Form 8-K dated
      January 6, 2006.



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                        SIGNATURE(S)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  February 8, 2006                 VoIP, INC.
                                        (Registrant)



                                        By:  /s/  B. MICHAEL ADLER
                                           ---------------------------------
                                               B. Michael Adler
                                               Chief Executive Officer


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                      EXHIBIT INDEX
    Exhibit
       #
    -------
     10.1   -  Subscription Agreement for Secured Notes
     10.2   -  Subscription Agreement for Unsecured Notes (1)
     10.3   -  Form of Class A Warrant (1)
     10.4   -  Form of Class B Warrant (1)
     10.5   -  Form of Secured Convertible Note (1)
     10.6   -  Form of Unsecured Convertible Note (1)
     10.7   -  Security Agreement (1)
     10.8   -  Security and Pledge Agreement (1)
     10.9   -  Guaranty Agreement (1)
     _______________
(1) - Incorporated by reference to the same documents attached as Exhibits to Form 8-K dated
      January 6, 2006